                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

            Current Report Filed Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 Date of Report
                (Date of earliest event reported): July 27, 2000


                                 ZONAGEN, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                       0-21198                                    76-0233274
       (State or other jurisdiction of                  (Commission File Number)               (I.R.S. Employer Identification No.)
       incorporation or organization)

                        2408 Timberloch Place, Suite B-4
                           The Woodlands, Texas 77380
                             (Address of principal
                               executive offices
                                 and zip code)

                                 (281) 719-3400
                   (Registrant's telephone number, including
                                   area code)

Item 5. Other Events

           On July 27, 2000, Zonagen, Inc. issued a press release announcing its decision to seek strategic alternatives and to reduce expenditures as a result of the regulatory delay of VASOMAX(TM). The action will result in the dismissal of more than one-half of the Company's work force.

           The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Exhibits

           Exhibit 99.1 -- Press Release dated July 27, 2000.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZONAGEN, INC.

Date: August 8, 2000

                                             By: /s/ Louis Ploth, Jr.
                                                -------------------------------
                                                 Louis Ploth, Jr.
                                                 Vice President, Finance

                                EXHIBIT INDEX
                               ----------------
   Exhibit No.
   -----------

    99.1            Press Release dated July 27, 2000.